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This is filed pursuant to Rule 497(e).
File Nos. 33-12988 and 811-05088.



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ALLIANCE CAPITAL [Logo]                ALLIANCE COUNTERPOINT FUND
                                                 December 4, 1995

Supplement to Prospectus dated November 1, 1995 of The Alliance Stock Funds


         On November 28, 1995 Counterpoint Fund suspended sales of shares of Counterpoint Fund, effective as of the close of business on December 6, 1995, other than sales to shareholders as of the close of business on December 6. This action followed approval by the Trustees of the Fund, and recommendation to the shareholders of Counterpoint Fund for their approval, of the acquisition of Counterpoint Fund's assets by and in exchange for shares of Alliance Premier Growth Fund, Inc., a non-diversified open-end investment company sponsored by Alliance. Premier Growth Fund, which has a lower expense ratio than Counterpoint Fund, seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth.

         The Trustees have called a special meeting of Counterpoint Fund's shareholders to be held in February 1996. Proxy materials describing Premier Growth Fund and the terms of the proposed acquisition will be mailed prior to the meeting to shareholders of record of Counterpoint Fund as of the close of business on December 11, 1995. If approved at the meeting, it is expected that the acquisition will occur shortly thereafter.

         Counterpoint Fund intends to sell portfolio securities prior to the acquisition to the extent desirable from the perspective of the portfolio of Premier Growth Fund. Purchases of portfolio securities by Counterpoint Fund prior to the acquisition will be consistent with the investment policies and objectives of both Counterpoint Fund and Premier Growth Fund. It is expected that, as a consequence of such transactions, Counterpoint Fund will experience a portfolio turnover of approximately 40% to 50% between the date of this supplement and the closing of the acquisition and, in addition, will realize significant capital gains and incur related transaction costs.

(R) This registered mark used under license from the owner, Alliance Capital Management L.P.









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